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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 6, 1997




                             LASER POWER CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        000-22625                                                     95-3423358
(Commission File No.)                          (IRS Employer Identification No.)

                             12777 HIGH BLUFF DRIVE
                               SAN DIEGO, CA 92130
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 755-0700







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ITEM 8.        CHANGE IN FISCAL YEAR.

        On December 6, 1997, the Board of Directors of Laser Power Corporation (the "Company") authorized the change of the Company's fiscal year from a fiscal year ending August 31 to a fiscal year ending September 30. The change is effective for the fiscal year beginning October 1, 1997 and ending September 30, 1998. A report covering the transition period from September 1, 1997 through September 30, 1997 will be included in the Company's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission within 45 days of the close of the Company's fiscal quarter ending December 31, 1997.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LASER POWER CORPORATION



Dated:  December 9, 1997                By:  /S/ PAUL P. WICKMAN, JR.
                                             -----------------------------------
                                             Paul P. Wickman, Jr.
                                             Senior Vice President and Chief
                                             Financial Officer



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